SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 2)

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
                   -------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)  Title of each class of securities to which transaction applies:

            ------------------------------
        2)  Aggregate number of securities to which transaction applies:

            ------------------------------
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            ------------------------------
        4) Proposed maximum aggregate value of transaction:

           ------------------------------
        5) Total fee paid:

           ------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
        2) Form, Schedule or Registration Statement No.:
        3) Filing Party:
        4) Dated Filed:

WNC & ASSOCIATES, INC.




       WNC HOUSING TAX CREDIT FUND VI, L.P., Series 13 (the "Partnership")
                 NOTICE OF EXTENSION TO SUBMIT WRITTEN CONSENTS

                                 August 14, 2008

To the Limited Partners of the Partnership:

Only four days remain for the limited partners (the "Limited Partners") of the Partnership to submit their consent to approve or disapprove an amendment to the Partnership's Agreement of Limited Partnership as outlined in the Consent Solicitation Statement and accompanying information dated July 14, 2008 (the "Proposal").

The Consent Solicitation Statement, the accompanying Notice for Action by Written Consent of Limited Partners and the Consent Card were first sent or given to Limited Partners on or about July 14, 2008.

In accordance with the Consent Solicitation Statement the General Partner elects to extend the Action Date of August 18, 2008. Therefore, all Consent Cards must be received by 5:00 PM Pacific Time on September 12, 2008.

The General Partner recommends approval of the Proposal. The General Partner makes this recommendation for reasons explained in further detail in the Consent Solicitation Statement.

YOUR VOTE IS VERY IMPORTANT. FAILURE TO VOTE YOUR CONSENT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE AMENDMENT.

As of August 12, 2008, we had received responses to our solicitation representing 40.17% of the outstanding Units. Of these responses, consents representing 35.92% of the outstanding Units elected to approve the Proposal, 0.91% of the outstanding Units elected to disapprove the Proposal, and 1.99% of the outstanding Units elected to abstain on the Proposal.

Attached is an additional copy of the Consent Card for you to complete and return if you have not already done so. Please review the entire Consent Solicitation Statement before making your decision on the Proposal. Copies of the Consent Solicitation Statement are available on request by calling WNC &
Associates, Inc. Investor Services, at 1-800-286-1135, Extension 400. You may also contact us at that number if you have any questions about the Partnership or the Proposal.

For a complete description of the Proposal and reasons for our recommendation in favor of the Proposal, please see our Consent Solicitation Statement dated July 14, 2008, filed as a definitive proxy statement with the Securities Exchange Commission. The Consent Solicitation Statement may be accessed on the Internet through the SEC's web site at http://www.sec.gov, and is available in paper form to Limited Partners without charge upon written request to WNC's Investors Services, 17782 Sky Park Circle, Irvine, California 92614 or by calling WNC Investor Services toll free at 1-800-286-1135, Extension 400.

In addition, if you have any questions or require assistance in completing or submitting your Consent Card, or if you have lost the Consent Card, please call WNC Investor Services toll free at 1-800-286-1135, Extension 400.

WNC National Partners, LLC,
General Partner


[GRAPHIC OMITTED]

       17782 Sky Park Circle o Irvine, CA 92614-6404 o Phone 714/662 5565
                               o Fax 714/708 8498

[[SORT NAME]]


                  ACTION BY WRITTEN CONSENT OF LIMITED PARTNERS

Please mark one box below and return to the address below by September 12, 2008
-------------------------------------------------------------------------------


         This Written Consent is solicited on behalf of the Partnership and the General Partner.

The undersigned, as record holder of ________ units of limited partnership interest in WNC Housing Tax Credit Fund VI, L.P., Series 13 (the "Partnership"), hereby acknowledges receipt of the Consent Solicitation Statement dated July 14, 2008 and hereby votes all the units of limited partnership interest in the Partnership held by him, her or it as follows:

     Proposal. For the purposes and with the effects described in the Consent Solicitation Statement dated July 14, 2008, the General Partner proposes to amend the Partnership Agreement by adding Section 5.2.5 thereto to read as follows:

     "From and after July 14, 2008, the provisions of Section 5.2.2(viii)(c) and
     (f) shall be deleted with respect to the Partnership's investment in the Local Limited Partnerships known as Grove Village, Pleasant Village and Davenport Housing VII. If no affiliate of the General Partner purchases the additional credits available from any such Local Limited Partnership, the Local General Partner thereof may admit another limited partner to such Local Limited Partnership and allocate the additional credits thereto in return for commercially reasonable capital contributions. For purposes hereof, "additional credits" are those determined under Section 7.4(a) of the Local Limited Partnership Agreements of Grove Village, Pleasant Village and Davenport Housing VII."

                                MARK ONLY ONE BOX
                                -----------------


FOR [ ]                           AGAINST [ ]                        ABSTAIN [ ]


This Written Consent, when properly executed and returned to the Partnership, will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS MADE FOR THE PROPOSAL, THIS CONSENT, IF SO EXECUTED AND RETURNED, WILL BE VOTED FOR THE PROPOSAL. When units are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full legal title as such. If a corporation, sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:   ___________________                ___________________________
                                                     Signature

                                            ___________________________
                                            Signature (if held jointly)

         Return in the enclosed self-address stamped envelope or fax to:

                           Attention: Christina Nguyen
                             WNC & Associates, Inc.
                              17782 Sky Park Circle
                                Irvine, CA 92614
                            Ph: 714-662-5565 ext. 400
                                Fax: 714-708-8498